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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21507

     Utilities and High Income Fund
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq.
200 Berkeley Street Boston,
Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: August 31, 2007

Date of reporting period: August 31, 2007

Item 1 - Reports to Stockholders.

Evergreen Utilities And High Income Fund

Evergreen

UTILITIES AND HIGH INCOME FUND

Annual Report
as of August 31, 2007

Evergreen Investments™
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
29	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
30	AUTOMATIC DIVIDEND REINVESTMENT PLAN
31	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

October 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Utilities and High Income Fund for the twelve-month period ended August 31, 2007.

The domestic equity market produced solid returns while higher-yielding corporate bonds delivered more modest, but still positive, results for the twelve-month period. However, both the stock and high yield markets were upset by increasing volatility in the final two months of the fiscal year. Concerns about weakness in housing and worries about problems in the subprime mortgage industry led to a major sell-off in equities in July 2007. While most stocks, including utilities, recovered to produce positive results in August 2007, dramatic swings in prices continued to unsettle equity investors. Prior to the final two months of the fiscal year, stocks were driven higher by better-than-expected corporate profits, strong global growth trends and brisk activity by private equity investors. Large cap and mid cap stocks generally outperformed small cap stocks, with the growth style of investing outperforming the value style among stocks of all sizes. Utilities stocks, despite falling with other sectors in July’s dramatic market correction, delivered healthy returns over the full twelve-month period.

High yield corporate bonds outperformed other fixed income securities for the fiscal year, despite producing negative results from the same market turbulence that affected the equity market in July. Early in the period, lower-rated high yield corporate debt benefited from the expanding economy and growing corporate earnings. However, the high yield performance advantage appeared to fade in the closing

LETTER TO SHAREHOLDERS continued

months of the period as bond market investors worried that problems in the subprime mortgage industry might signal a more widespread deterioration in credit quality. In this changed environment, the spreads — or yield advantages — of lower-quality corporate bonds began to widen, and higher-quality bonds, especially Treasuries, outperformed lower-quality bonds.

Despite weaknesses in the housing industry and the related problems in the subprime mortgage market, the domestic economy showed healthy growth over the twelve-month period. Rising personal consumption and business investment combined with brisk government spending and strong exports to lead to better-than-expected Gross Domestic Product (“GDP”) growth. After rising by 3.3% in 2006, GDP growth slowed to a 0.6% pace in the first quarter of 2007, but then reaccelerated to a rate of 4.0% in the second quarter. The economy produced strong employment gains throughout virtually the entire period, although the U.S. Labor Department reported that total employment fell in the final month of the fiscal year. Over the twelve-month period, the Federal Reserve Board (the “Fed”) kept the fed funds rate, a key short-term interest rate, unchanged at 5.25% . However, as concerns grew about the health of the economy in general, the Fed acted in August, injecting liquidity into the market by cutting the discount rate, which is the rate at which the Fed lends to banks. The fed funds rate remained unchanged as the period ended, but speculation increased that the influential rate could be cut in the coming weeks.

During this period, the investment team supervising the fund continued to seek a high level of current income and moderate capital growth for investors. In managing this closed-end fund, managers maintained a healthy allocation to utilities, investing in both common stocks and convertible securities, while also keeping a substantial allocation to high yield corporate bonds.

LETTER TO SHAREHOLDERS continued

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)

	Year Ended August 31,

	2007	2006	2005	2004[1]

Net asset value, beginning of period	$ 23.16	$ 25.43	$ 19.76	$ 19.10[2]

Income from investment operations
Net investment income (loss)	2.81[3]	4.07[3]	1.80	0.77
Net realized and unrealized gains or losses on investments	2.37	(0.51)	5.64	0.34
Distributions to preferred shareholders from[3]
Net investment income	(0.30)	(0.39)	(0.15)	(0.02)
Net realized gains	(0.20)	(0.02)	(0.04)	0

Total income from investment operations	4.68	3.15	7.25	1.09

Distributions to common shareholders from
Net investment income	(3.79)	(2.76)	(1.58)	(0.30)
Net realized gains	0	(2.67)	0	0

Total distributions to common shareholders	(3.79)	(5.43)	(1.58)	(0.30)

Offering costs charged to capital for
Common shares	0	0	0	(0.04)
Preferred shares	0	0.01[3,4]	0	(0.09)

Total offering costs	0	0.01	0	(0.13)

Net asset value, end of period	$ 24.05	$ 23.16	$ 25.43	$ 19.76

Market value, end of period	$ 27.30	$ 23.50	$ 22.21	$ 18.29

Total return based on market value[5]	34.05%	35.89%	31.00%	(7.05%)

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$209,066	$195,955	$250,826	$227,328
Liquidation value of preferred shares, end of period (thousands)	$ 80,000	$ 80,000	$ 80,000	$ 80,000
Asset coverage ratio, end of period	360%	341%	406%	284%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements and interest
expense but excluding expense reductions	1.42%	1.70%	1.49%	1.31%[6]
Expenses including interest expense but excluding
waivers/reimbursements and expense reductions	1.42%	1.70%	1.54%	1.31%[6]
Interest expense	0.22%	0.31%	0.30%	0.29%[6]
Net investment income (loss)[7]	9.41%	16.00%	8.50%	12.05%[6]
Portfolio turnover rate	117%	122%	126%	55%

1 For the period from April 30, 2004 (commencement of operations), to August 31, 2004.

2 Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.

3 Calculated based on average common shares outstanding during the period.

4 Amount represents a refund of certain preferred share offering expenses.

5 Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

6 Annualized

7 The net investment income (loss) ratio reflects distributions paid to preferred shareholders.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

August 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS 38.7%
CONSUMER DISCRETIONARY 6.8%
Auto Components 0.5%
Goodyear Tire & Rubber Co.:
9.00%, 07/01/2015	$520,000	$540,800
11.25%, 03/01/2011	315,000	339,019
Tenneco, Inc., 10.25%, 07/15/2013	80,000	85,800

		965,619

Automobiles 0.2%
Ford Motor Co., 7.875%, 06/15/2010	380,000	356,956

Diversified Consumer Services 0.0%
Service Corporation International, 6.75%, 04/01/2015	100,000	97,500

Hotels, Restaurants & Leisure 1.7%
Caesars Entertainment, Inc., 8.125%, 05/15/2011	1,000,000	995,000
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	180,000	190,800
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014	1,271,000	1,108,947
MGM MIRAGE:
5.875%, 02/27/2014	65,000	59,963
7.50%, 06/01/2016	115,000	114,138
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	345,000	370,875
Seneca Gaming Corp., 7.25%, 05/01/2012	370,000	373,700
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	405,000	400,950

		3,614,373

Household Durables 0.5%
Hovnanian Enterprises, Inc.:
6.00%, 01/15/2010	90,000	77,400
6.50%, 01/15/2014	296,000	231,620
Libbey, Inc., FRN, 12.38%, 06/01/2011	460,000	495,650
Meritage Homes Corp., 6.25%, 03/15/2015	40,000	31,800
Standard Pacific Corp.:
5.125%, 04/01/2009	30,000	26,250
6.50%, 08/15/2010	70,000	59,500
9.25%, 04/15/2012	180,000	132,300

		1,054,520

Media 2.8%
Cablevision Systems Corp., Ser. B, 8.00%, 04/15/2012	510,000	490,875
CSC Holdings, Inc., 7.625%, 04/01/2011	1,000,000	990,000
Dex Media East, LLC, 12.125%, 11/15/2012	540,000	577,800
Dex Media West, LLC, 8.50%, 08/15/2010	420,000	427,350
Lamar Media Corp.:
6.625%, 08/15/2015	1,000,000	960,000
Ser. B, 6.625%, 08/15/2015	70,000	67,200
Mediacom Broadband, LLC, 8.50%, 10/15/2015	60,000	59,700
Mediacom Communications Corp., 9.50%, 01/15/2013	1,200,000	1,206,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
R.H. Donnelley Corp., 10.875%, 12/15/2012	$1,000,000	$1,062,500
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	90,000	91,350

		5,932,775

Multi-line Retail 0.1%
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	100,000	106,000

Specialty Retail 0.3%
Baker & Taylor, Inc., 11.50%, 07/01/2013 144A	140,000	137,900
Payless ShoeSource, Inc., 8.25%, 08/01/2013	430,000	399,900

		537,800

Textiles, Apparel & Luxury Goods 0.7%
Oxford Industries, Inc., 8.875%, 06/01/2011	1,000,000	1,007,500
Warnaco Group, Inc., 8.875%, 06/15/2013	540,000	564,300

		1,571,800

CONSUMER STAPLES 2.6%
Food & Staples Retailing 1.2%
Ingles Markets, Inc., 8.875%, 12/01/2011	1,000,000	1,020,000
Rite Aid Corp., 8.125%, 05/01/2010	1,000,000	1,005,000
SUPERVALU, Inc., 7.50%, 11/15/2014	510,000	517,650

		2,542,650

Food Products 0.7%
Del Monte Foods Co.:
6.75%, 02/15/2015	1,290,000	1,231,950
8.625%, 12/15/2012	240,000	243,600
Smithfield Foods, Inc., 7.75%, 07/01/2017	70,000	70,700

		1,546,250

Household Products 0.1%
Church & Dwight Co., 6.00%, 12/15/2012	150,000	140,625

Personal Products 0.6%
Central Garden & Pet Co., 9.125%, 02/01/2013	560,000	544,600
Playtex Products, Inc., 8.00%, 03/01/2011	580,000	601,750

		1,146,350

ENERGY 5.9%
Energy Equipment & Services 0.9%
Bristow Group, Inc.:
6.125%, 06/15/2013	30,000	28,725
7.50%, 09/15/2017 144A	240,000	240,000
Dresser-Rand Group, Inc., 7.375%, 11/01/2014	70,000	68,600
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014	150,000	138,750
Parker Drilling Co., 9.625%, 10/01/2013	395,000	422,156
PHI, Inc., 7.125%, 04/15/2013	890,000	838,825

		1,737,056

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels 5.0%
Chesapeake Energy Corp., 6.875%, 01/15/2016	$900,000	$884,250
Cimarex Energy Co., 7.125%, 05/01/2017	70,000	68,600
El Paso Corp., 7.00%, 06/15/2017	190,000	190,351
Encore Acquisition Co.:
6.00%, 07/15/2015	235,000	207,975
6.25%, 04/15/2014	120,000	110,100
Exco Resources, Inc., 7.25%, 01/15/2011	610,000	617,625
Ferrellgas Partners, LP, 6.75%, 05/01/2014	600,000	573,000
Forest Oil Corp., 7.75%, 05/01/2014	1,000,000	1,010,000
Frontier Oil Corp., 6.625%, 10/01/2011	135,000	131,625
Griffin Coal Mining Co., Ltd., 9.50%, 12/01/2016 144A	740,000	741,850
Mariner Energy, Inc., 8.00%, 05/15/2017	80,000	76,200
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	635,000	654,844
Peabody Energy Corp., 6.875%, 03/15/2013	1,000,000	1,002,500
Plains Exploration & Production Co., 7.75%, 06/15/2015	180,000	171,900
Regency Energy Partners, LP, 8.375%, 12/15/2013 144A	490,000	507,150
Sabine Pass LNG, LP, 7.25%, 11/30/2013	750,000	731,250
Targa Resources, Inc., 8.50%, 11/01/2013 144A	475,000	458,375
Tesoro Corp., Ser. B, 6.625%, 11/01/2015	500,000	495,625
W&T Offshore, Inc., 8.25%, 06/15/2014 144A	100,000	93,750
Williams Cos., 7.125%, 09/01/2011	1,000,000	1,037,500
Williams Partners, LP, 7.25%, 02/01/2017	740,000	736,300

		10,500,770

FINANCIALS 4.8%
Consumer Finance 2.7%
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	745,000	677,666
7.375%, 10/28/2009	1,160,000	1,098,196
9.75%, 09/15/2010	400,000	396,388
General Motors Acceptance Corp., LLC:
5.625%, 05/15/2009	1,090,000	1,014,280
6.81%, 05/15/2009	345,000	316,514
6.875%, 09/15/2011	1,290,000	1,151,472
6.875%, 08/28/2012	80,000	70,744
7.75%, 01/19/2010	300,000	285,692
8.00%, 11/01/2031	310,000	279,188
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	310,000	265,825

		5,555,965

Insurance 0.1%
Crum & Forster Holdings Corp, 7.75%, 05/01/2017	340,000	323,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Real Estate Investment Trusts 1.5%
Host Marriott Corp.:
Ser. J, 7.125%, 11/01/2013	$460,000	$460,000
Ser. O, 6.375%, 03/15/2015	105,000	102,375
Ser. Q, 6.75%, 06/01/2016	390,000	381,225
Omega Healthcare Investors, Inc.:
7.00%, 04/01/2014	1,000,000	985,000
7.00%, 01/15/2016	250,000	245,000
Ventas, Inc., 7.125%, 06/01/2015	1,000,000	1,002,500

		3,176,100

Thrifts & Mortgage Finance 0.5%
Residential Capital, LLC:
7.125%, 11/21/2008	500,000	417,610
7.375%, 06/30/2010	465,000	358,260
7.50%, 04/17/2013	140,000	105,461
7.875%, 06/30/2015	205,000	154,981

		1,036,312

HEALTH CARE 1.0%
Health Care Equipment & Supplies 0.1%
Universal Hospital Services, Inc., 8.50%, 06/01/2015 144A	352,000	336,160

Health Care Providers & Services 0.9%
Community Health Systems, Inc., 8.875%, 07/15/2015 144A	65,000	65,244
HCA, Inc., 9.25%, 11/15/2016 144A	1,285,000	1,323,550
Omnicare, Inc.:
6.125%, 06/01/2013	175,000	160,563
6.875%, 12/15/2015	295,000	276,562

		1,825,919

INDUSTRIALS 5.3%
Aerospace & Defense 1.8%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	110,000	108,075
DRS Technologies, Inc.:
6.625%, 02/01/2016	320,000	313,600
7.625%, 02/01/2018	130,000	128,050
Hawker Beechcraft Acquisition Corp., 8.50%, 04/01/2015 144A	110,000	109,725
Hexcel Corp., 6.75%, 02/01/2015	135,000	131,963
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	1,910,000	1,819,275
6.375%, 10/15/2015	1,275,000	1,239,937

		3,850,625

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Commercial Services & Supplies 1.9%
Allied Waste North America, Inc.:
6.375%, 04/15/2011	$850,000	$841,500
9.25%, 09/01/2012	715,000	747,175
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	240,000	221,400
9.25%, 05/01/2021	315,000	340,988
Corrections Corporation of America, 6.25%, 03/15/2013	755,000	736,125
Geo Group, Inc., 8.25%, 07/15/2013	910,000	913,412
Mobile Mini, Inc., 6.875%, 05/01/2015 144A	130,000	125,450

		3,926,050

Machinery 1.2%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	550,000	515,625
Manitowoc Co., 7.125%, 11/01/2013	1,000,000	977,500
Terex Corp., 7.375%, 01/15/2014	1,000,000	1,005,000

		2,498,125

Road & Rail 0.3%
Avis Budget Group, Inc.:
7.625%, 05/15/2014	435,000	426,300
7.75%, 05/15/2016	10,000	9,750
Hertz Global Holdings, Inc., 8.875%, 01/01/2014	120,000	124,800

		560,850

Trading Companies & Distributors 0.1%
United Rentals, Inc., 6.50%, 02/15/2012	205,000	207,050

INFORMATION TECHNOLOGY 0.7%
Electronic Equipment & Instruments 0.2%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	205,000	211,150
Sanmina-SCI Corp., FRN:
8.11%, 06/15/2010 144A	140,000	138,950
8.11%, 06/15/2014 144A	140,000	132,650

		482,750

IT Services 0.5%
SunGard Data Systems, Inc., 4.875%, 01/15/2014	1,000,000	867,500
Unisys Corp., 7.875%, 04/01/2008	165,000	163,556

		1,031,056

MATERIALS 5.3%
Chemicals 2.5%
ARCO Chemical Co.:
9.80%, 02/01/2020	170,000	177,650
10.25%, 11/01/2010	30,000	32,400
Equistar Chemicals, LP, 10.625%, 05/01/2011	571,000	605,260

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Chemicals continued
Koppers Industrials, Inc.:
9.875%, 10/15/2013	$45,000	$47,025
Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	220,000	184,800
Lyondell Chemical Co.:
6.875%, 06/15/2017	530,000	576,375
10.50%, 06/01/2013	1,000,000	1,082,500
Millenium America, Inc., 7.625%, 11/15/2026	225,000	199,125
Momentive Performance Materials, Inc.:
9.75%, 12/01/2014 144A	440,000	421,300
10.125%, 12/01/2014 144A	65,000	60,775
Mosaic Co.:
7.30%, 01/15/2028	150,000	140,250
7.625%, 12/01/2016 144A	410,000	422,300
Tronox Worldwide, LLC, 9.50%, 12/01/2012	1,220,000	1,238,300

		5,188,060

Construction Materials 0.3%
CPG International, Inc., 10.50%, 07/01/2013	600,000	591,000

Containers & Packaging 1.0%
Berry Plastics Holding Corp., 8.875%, 09/15/2014	525,000	526,313
Exopack Holding Corp., 11.25%, 02/01/2014	250,000	261,250
Graphic Packaging International, Inc.:
8.50%, 08/15/2011	100,000	101,500
9.50%, 08/15/2013	335,000	340,025
Owens-Brockway Glass Containers, Inc., 8.75%, 11/15/2012	880,000	917,400

		2,146,488

Metals & Mining 0.6%
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 02/01/2014	1,000,000	1,015,000
8.25%, 04/01/2015	105,000	111,562
8.375%, 04/01/2017	75,000	80,063

		1,206,625

Paper & Forest Products 0.9%
Buckeye Technologies, Inc., 8.50%, 10/01/2013	140,000	142,100
Georgia Pacific Corp., 8.00%, 01/15/2024	360,000	340,200
Glatfelter, 7.125%, 05/01/2016	800,000	792,000
Verso Paper Holdings, LLC, 9.125%, 08/01/2014	610,000	613,050

		1,887,350

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES 2.0%
Diversified Telecommunication Services 1.2%
Citizens Communications Co., 7.875%, 01/15/2027	$830,000	$782,275
Consolidated Communications, Inc., 9.75%, 04/01/2012	303,000	304,515
Qwest Communications International, Inc.:
6.50%, 06/01/2017 144A	260,000	253,500
7.875%, 09/01/2011	1,000,000	1,051,250
FRN, 9.06%, 02/15/2009	110,000	110,825

		2,502,365

Wireless Telecommunication Services 0.8%
Dobson Cellular Systems, Inc.:
8.375%, 11/01/2011	360,000	382,500
9.875%, 11/01/2012	300,000	324,000
Rural Cellular Corp., 8.25%, 03/15/2012	1,000,000	1,045,000

		1,751,500

UTILITIES 4.3%
Electric Utilities 2.9%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	810,000	840,375
Aquila, Inc., 11.875%, 07/01/2012	1,070,000	1,345,525
CMS Energy Corp.:
6.55%, 07/17/2017	50,000	48,171
8.50%, 04/15/2011	100,000	106,955
Edison Mission Energy:
7.00%, 05/15/2017 144A	210,000	199,500
7.20%, 05/15/2019 144A	230,000	218,500
Mirant North America, LLC, 7.375%, 12/31/2013	795,000	795,000
NRG Energy, Inc., 7.375%, 02/01/2016	970,000	960,300
Orion Power Holdings, Inc., 12.00%, 05/01/2010	270,000	295,650
PSEG Energy Holdings, LLC, 10.00%, 10/01/2009	105,000	111,915
Reliant Energy, Inc.:
6.75%, 12/15/2014	1,010,000	1,004,950
7.875%, 06/15/2017	15,000	14,737

		5,941,578

Gas Utilities 0.5%
SEMCO Energy, Inc., 7.75%, 05/15/2013	1,100,000	1,120,704

Independent Power Producers & Energy Traders 0.9%
AES Corp., 7.75%, 03/01/2014	1,000,000	995,000
Dynegy, Inc.:
7.50%, 06/01/2015 144A	195,000	184,275
8.375%, 05/01/2016	745,000	735,688
Tenaska, Inc., 7.00%, 06/30/2021 144A	53,726	53,526

		1,968,489

Total Corporate Bonds (cost $82,804,809)		80,965,165

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2007

	Principal
	Amount	Value

YANKEE OBLIGATIONS - CORPORATE 2.9%
ENERGY 0.5%
Oil, Gas & Consumable Fuels 0.5%
OPTI Canada, Inc., 7.875%, 12/15/2014 144A	$970,000	$977,275

FINANCIALS 0.6%
Consumer Finance 0.3%
NXP Funding, LLC, 7.875%, 10/15/2014	110,000	99,687
Virgin Media Finance plc, 9.125%, 08/15/2016	440,000	447,150

		546,837

Diversified Financial Services 0.3%
Ship Finance International, Ltd., 8.50%, 12/15/2013	670,000	683,400

INDUSTRIALS 0.4%
Road & Rail 0.4%
Kansas City Southern de Mexico:
7.375%, 06/01/2014 144A	455,000	442,488
9.375%, 05/01/2012	490,000	509,600

		952,088

INFORMATION TECHNOLOGY 0.2%
Semiconductors & Semiconductor Equipment 0.2%
Avago Technologies Finance, Ltd., 10.125%, 12/01/2013	375,000	393,750
Sensata Technologies, Inc., 8.00%, 05/01/2014	30,000	28,350

		422,100

MATERIALS 1.0%
Chemicals 0.0%
NOVA Chemicals Corp., 6.50%, 01/15/2012	75,000	70,125

Metals & Mining 1.0%
Novelis, Inc., 7.25%, 02/15/2015	2,160,000	2,106,000

TELECOMMUNICATION SERVICES 0.1%
Wireless Telecommunication Services 0.1%
Intelsat, Ltd., 9.25%, 06/15/2016	180,000	186,300

UTILITIES 0.1%
Electric Utilities 0.1%
Intergen NV, 9.00%, 06/30/2017 144A	180,000	183,600

Total Yankee Obligations - Corporate (cost $6,287,728)		6,127,725

	Shares	Value

CONVERTIBLE PREFERRED STOCKS 2.6%
ENERGY 2.6%
Oil, Gas & Consumable Fuels 2.6%
El Paso Corp., 4.99%, 12/31/2049 (cost $4,534,688)	4,000	5,459,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2007

	Shares	Value

COMMON STOCKS 76.9%
CONSUMER DISCRETIONARY 0.3%
Media 0.3%
Idearc, Inc.	15,000	$511,950

ENERGY 18.5%
Oil, Gas & Consumable Fuels 18.5%
Copano Energy, LLC	257,880	10,054,741
Crosstex Energy, Inc. (p)	170,000	5,582,800
ENI SpA	200,000	6,901,065
NuSTAR GP Holdings, LLC (p)	275,000	8,992,500
Southwestern Energy Co. *	25,000	929,750
Williams Partners, LP (p)	140,000	6,242,600

		38,703,456

TELECOMMUNICATION SERVICES 28.7%
Diversified Telecommunication Services 21.0%
AT&T, Inc.	100,000	3,987,000
BT Group plc	1,500,000	9,551,120
Elisa Oyj	200,000	5,580,602
Shenandoah Telecommunications Co. (p) +	510,000	10,475,400
Telstra Corp., ADR	2,000,000	4,738,651
TELUS Corp.	75,000	3,970,379
Verizon Communications, Inc.	100,000	4,188,000
Windstream Corp.	100,000	1,428,000

		43,919,152

Wireless Telecommunication Services 7.7%
Alltel Corp.	50,000	3,413,000
American Tower Corp., Class A *	100,000	3,962,000
Leap Wireless International, Inc. *	27,700	2,008,250
Rogers Communications, Inc., Class B	150,000	6,792,000

		16,175,250

UTILITIES 29.4%
Electric Utilities 17.8%
Allegheny Energy, Inc. *	50,000	2,580,500
DPL, Inc. (p)	300,000	7,905,000
E.ON AG, ADR	100,000	5,598,000
Edison International	75,000	3,953,250
Entergy Corp.	21,000	2,176,020
Exelon Corp.	57,000	4,028,190
FirstEnergy Corp.	47,000	2,887,680
Fortum Oyj	100,000	3,314,020
ITC Holdings Corp.	36,000	1,601,280
Maine & Maritimes Corp.	1,135	35,185
Mirant Corp. (p)	80,920	3,153,452

		37,232,577

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2007

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Independent Power Producers & Energy Traders 4.4%
Calpine Corp. *	1,000,000	$2,090,000
Constellation Energy Group, Inc.	84,500	7,008,430

		9,098,430

Multi-Utilities 5.5%
SUEZ	200,000	11,401,944
Wisconsin Energy Corp.	1,500	66,465

		11,468,409

Water Utilities 1.7%
Pennichuck Corp. (p)	150,000	3,589,500

Total Common Stocks (cost $126,075,428)		160,698,724

PREFERRED STOCKS 8.6%
UTILITIES 8.6%
Electric Utilities 8.2%
Carolina Power & Light Co., 5.00%	9,217	829,819
Connecticut Light & Power Co., Ser. 1947, 2.00%	22,000	795,439
Connecticut Light & Power Co., Ser. 1949, 2.04%	9,600	354,000
Consolidated Edison, Inc., 5.00%	27,820	2,503,800
Dayton Power & Light Co., Ser. A, 3.75%	9,416	677,952
Dayton Power & Light Co., Ser. B, 3.75%	5,120	398,880
Entergy Arkansas, Inc., 6.08%	644	69,089
Hawaiian Electric Industries, Inc., Ser. K, 4.65%	27,000	442,970
Pacific Gas & Electric Co., Ser. D, 5.00%	126,000	2,780,820
Pacific Gas & Electric Co., Ser. H, 4.50%	33,800	694,421
Pacific Gas & Electric Co., Ser. I, 4.36%	34,800	661,200
PECO Energy Co., Ser. C, 4.40%	29,590	2,481,861
Southern California Edison Co., Ser. B, 4.08%	45,900	860,625
Southern California Edison Co., Ser. D, 4.32%	54,000	1,070,550
Union Electric Co., 4.50%	14,600	1,206,325
Union Electric Co., 4.56%	11,190	948,353
Union Electric Co., Ser. 1969, 4.00%	4,200	309,708

		17,085,812

Water Utilities 0.4%
Hackensack Water Co., 4.99%	10,469	827,051

Total Preferred Stocks (cost $18,009,147)		17,912,863

ESCROW SHARES 0.0%
Mirant Corp. Escrow * (h) + (cost $0)	5,000,000	0

MUTUAL FUND SHARES 1.0%
Kayne Anderson MLP Investment Co. (p)	15,006	490,096
Tortoise Capital Resources Corp. (p)	65,000	939,250
Tortoise Energy Capital Corp. (p)	21,000	630,000

Total Mutual Fund Shares (cost $2,019,090)		2,059,346

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2007

	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 14.9%
COMMERCIAL PAPER 2.4%
Morgan Stanley, FRN, 5.44%, 10/29/2007	$5,000,000	$5,000,000

CORPORATE BONDS 2.9%
Capital Markets 0.5%
Bear Stearns Cos., FRN, 5.52%, 01/10/2008	1,000,488	996,064

Consumer Finance 2.4%
Cullinan Finance Corp., FRN, 5.32%, 01/11/2008	4,999,028	4,999,646

		5,995,710

	Shares	Value

MUTUAL FUND SHARES 0.1%
AIM Short-Term Investment Co. Liquid Assets Portfolio, Class I, 5.34% q	180,093	180,093

	Principal
	Amount	Value

REPURCHASE AGREEMENTS ^ 9.5%
Banc of America Securities, LLC, 5.42%, dated 08/31/2007, maturing
09/04/2007, maturity value $7,004,216	$7,000,000	7,000,000
Cantor Fitzgerald & Co., 5.50%, dated 08/31/2007, maturing 09/04/2007,
maturity value $5,003,056	5,000,000	5,000,000
Credit Suisse First Boston, LLC, 5.42%, dated 08/31/2007, maturing 09/04/2007,
maturity value $1,000,602	1,000,000	1,000,000
Dresdner Kleinwort Wasserstein Securities, LLC, 5.43%, dated 08/31/2007,
maturing 09/04/2007, maturity value $2,001,207	2,000,000	2,000,000
Greenwich Capital Markets, Inc., 5.43%, dated 08/31/2007, maturing
09/04/2007, maturity value $1,000,603	1,000,000	1,000,000
Lehman Brothers, Inc., 5.42%, dated 08/31/2007, maturing 09/04/2007, maturity
value $1,000,602	1,000,000	1,000,000
Merrill Lynch Pierce Fenner & Smith, Inc., 5.42%, dated 08/31/2007, maturing
09/04/2007, maturity value $2,001,204	2,000,000	2,000,000
Nomura Securities International, Inc., 5.43%, dated 08/31/2007, maturing
09/04/2007, maturity value $1,000,603	1,000,000	1,000,000

		20,000,000

Total Investments of Cash Collateral from Securities Loaned
(cost $31,175,803)		31,175,803

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2007

	Shares	Value

SHORT-TERM INVESTMENTS 6.0%
MUTUAL FUND SHARES 6.0%
Evergreen Institutional Money Market Fund, Class I, 5.30% q ø µ
(cost $12,461,118)	12,461,118	$12,461,118

Total Investments (cost $283,367,811) 151.6%		316,860,244
Other Assets and Liabilities and Preferred Shares (51.6%)		(107,794,734)

Net Assets Applicable to Common Shareholders 100.0%		$209,065,510

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
(p)	All or a portion of this security is on loan.
*	Non-income producing security
+	Security is deemed illiquid.
(h)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
q	Rate shown is the 7-day annualized yield at period end.
^	Collateral is pooled with the collateral of other Evergreen funds and allocated on a pro-rata basis into 415 issues of high grade short-term securities such that sufficient collateral is applied to the respective repurchase agreement.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
µ	All or a portion of this security has been segregated as collateral for reverse repurchase agreements.

Summary of Abbreviations
ADR	American Depository Receipt
FRN	Floating Rate Note

The following table shows the percent of total long-term investments by geographic location as of August 31, 2007:

United States	77.2%
Canada	5.1%
France	4.2%
United Kingdom	3.7%
Finland	3.3%
Italy	2.5%
Germany	2.0%
Australia	1.7%
Mexico	0.2%
Netherlands	0.1%

100.0%

The following table shows the percent of total bonds (excluding collateral from securities on loan) by credit quality based on Moody’s and Standard & Poor’s ratings as of August 31, 2007 (unaudited):

AAA	1.7%
BBB	2.3%
BB	40.5%
B	55.1%
CCC	0.4%

100.0%

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2007

The following table shows the percent of total bonds (excluding collateral from securities on loan) based on effective maturity as of August 31, 2007 (unaudited):

Less than 1 year	2.0%
1 to 3 year(s)	15.3%
3 to 5 years	23.3%
5 to 10 years	55.6%
10 to 20 years	3.0%
20 to 30 years	0.8%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2007

Assets
Investments in securities, at value (cost $270,906,693) including $30,155,395 of securities
loaned	$304,399,126
Investments in affiliated money market fund, at value (cost $12,461,118)	12,461,118

Total investments	316,860,244
Foreign currency, at value (cost $3,228,888)	3,249,196
Receivable for securities sold	6,317,278
Dividends and interest receivable	3,904,024
Receivable for securities lending income	32,947

Total assets	330,363,689

Liabilities
Dividends payable applicable to common shareholders	1,999,771
Payable for securities purchased	367,877
Payable for reverse repurchase agreements	6,640,235
Payable for securities on loan	31,175,803
Unrealized losses on interest rate swap transactions	150,425
Due to custodian bank	581,661
Advisory fee payable	19,296
Due to other related parties	1,608
Accrued expenses and other liabilities	108,207

Total liabilities	41,044,883

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 3,200 shares, including dividends payable
of $253,296	80,253,296

Net assets applicable to common shareholders	$209,065,510

Net assets applicable to common shareholders represented by
Paid-in capital	$154,544,672
Undistributed net investment income	6,290,961
Accumulated net realized gains on investments	14,808,841
Net unrealized gains on investments	33,421,036

Net assets applicable to common shareholders	$209,065,510

Net asset value per share applicable to common shareholders
Based on $209,065,510 divided by 8,694,656 common shares issued and outstanding
(unlimited number of common shares authorized)	$24.05

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended August 31, 2007

Investment income
Dividends (net of foreign withholding taxes of $648,029)	$20,002,424
Interest	6,375,613
Income from affiliate	412,253
Securities lending	382,011

Total investment income	27,172,301

Expenses
Advisory fee	1,802,222
Administrative services fee	150,185
Transfer agent fees	31,556
Trustees’ fees and expenses	43,269
Printing and postage expenses	80,971
Custodian and accounting fees	115,858
Professional fees	71,855
Auction agent fees	208,067
Interest expense	473,037
Other	19,185

Total expenses	2,996,205
Less: Expense reductions	(4,717)

Net expenses	2,991,488

Net investment income	24,180,813

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	29,106,607
Foreign currency related transactions	108,060
Interest rate swap transactions	806,640

Net realized gains on investments	30,021,307
Net change in unrealized gains or losses on investments	(10,327,145)

Net realized and unrealized gains or losses on investments	19,694,162
Distributions to preferred shareholders from
Net investment income	(2,537,418)
Net realized gains	(1,738,712)

Net increase in net assets applicable to common shareholders resulting from operations	$39,598,845

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007	2006

Operations
Net investment income	$ 24,180,813	$ 36,736,843
Net realized gains or losses on investments	30,021,307	(9,308,966)
Net change in unrealized gains or losses on investments	(10,327,145)	3,906,424
Distributions to preferred shareholders from
Net investment income	(2,537,418)	(3,476,918)
Net realized gains	(1,738,712)	(135,685)

Net increase in net assets applicable to common shareholders resulting from
operations	39,598,845	27,721,698

Distributions to common shareholders from
Net investment income	(32,529,894)	(25,301,690)
Net realized gains	0	(25,391,606)

Total distributions to common shareholders	(32,529,894)	(50,693,296)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend
Reinvestment Plan	6,041,404	116,986
Cost of common shares tendered	0	(32,097,815)
Net proceeds from refund of preferred share offering expenses	0	81,984

Net increase (decrease) in net assets resulting from capital share transactions	6,041,404	(31,898,845)

Total increase (decrease) in net assets applicable to common shareholders	13,110,355	(54,870,443)
Net assets applicable to common shareholders
Beginning of period	195,955,155	250,825,598

End of period	$ 209,065,510	$ 195,955,155

Undistributed net investment income	$ 6,290,961	$ 16,701,227

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Investments of cash collateral in short-term securities are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be credit-worthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

d. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

f. Interest rate swaps

The Fund may enter into interest rate swap agreements to manage the Fund’s exposure to interest rates. A swap agreement is an exchange of cash payments between the Fund and another party based on a notional principal amount. Cash payments or receipts are recorded as realized gains or losses. The value of the swap agreements is marked-to-market daily based upon quotations from

NOTES TO FINANCIAL STATEMENTS continued

market makers and any change in value is recorded as an unrealized gain or loss. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

g. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

h. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

i. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, real estate investment trusts, consent fees on tendered bonds, interest rate swap transactions and premium amortization. During the year ended August 31, 2007, the following amounts were reclassified:

Undistributed net investment income	$476,233
Accumulated net realized gains on investments	(476,233)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. For the year ended August 31, 2007, the advisory fee was equivalent to 0.85% of the Fund’s average daily net assets applicable to common shareholders.

Effective October 1, 2006, Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, became an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

In addition, effective December 15, 2006, Crow Point Partners, LLC also became an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in Evergreen-managed money market funds which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the year ended August 31, 2007, the administrative fee was equivalent to 0.07% of the Fund’s average daily net assets applicable to common shareholders.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended August 31, 2007, the Fund paid brokerage commissions of $35,549 to Wachovia Securities, LLC.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of common shares with no par value. For the years ended August 31, 2007 and August 31, 2006, the Fund issued 232,309 and 5,113 common shares, respectively.

The Fund has issued 3,200 shares of Auction Preferred Shares (“Preferred Shares”) with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on the Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. The annualized dividend rate was 5.30% during the year ended August 31, 2007. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

The Preferred Shares are redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). The Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the requirement relating to the asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The holders of preferred shares have voting rights equal to the holders of the Fund’s common shares and will vote together with holders of common shares as a single class. Holders of preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times.

NOTES TO FINANCIAL STATEMENTS continued

The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class.

Pursuant to the Enhanced Liquidity Plan, as stated in the Fund’s prospectus, the Board of Trustees committed to consider making tender offers for the Fund’s common shares under certain conditions. These tender offers were to purchase up to 5% of the Fund’s outstanding common shares at their net asset value. For the year ended August 31, 2006, the Board of Trustees considered and approved three separate tender offers with a total of 1,406,866 common shares tendered and repurchased by the Fund. As of August 31, 2006, the Board of Trustees, pursuant to the Enhanced Liquidity Plan, will no longer be required to consider conducting tender offers for the Fund’s common shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $339,956,179 and $333,868,381, respectively, for the year ended August 31, 2007.

During the year ended August 31, 2007, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $7,857,762 with an interest rate of 6.02% and paid interest of $473,037 representing 0.22% of the Fund’s average daily net assets applicable to common shareholders. The maximum amount outstanding under reverse repurchase agreements during the year ended August 31, 2007 was $9,202,534 (including accrued interest). At August 31, 2007, reverse repurchase agreements outstanding were as follows:

Repurchase			Maturity
Amount	Counterparty	Interest Rate	Date

$6,640,235	Lehman Brothers	5.86%	10/09/2007
	Holdings, Inc.

During the year ended August 31, 2007 the Fund loaned securities to certain brokers. At August 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $30,155,395 and $31,175,803, respectively.

At August 31, 2007, the Fund had the following open interest rate swap agreements:

			Cash Flows	Cash Flows
	Notional		Paid by	Received by	Unrealized
Expiration	Amount	Counterparty	the Fund	the Fund[1]	Loss

11/16/2007	$43,000,000	Royal Bank	Fixed-3.525%	Floating-5.61%	$150,425
of Scotland
Greenwich Capital

1 This rate represents the 1 month USD London InterBank Offered Rate (LIBOR) effective for the period of August 15, 2007 through September, 15, 2007.

On August 31, 2007, the aggregate cost of securities for federal income tax purposes was $284,103,682. The gross unrealized appreciation and depreciation on securities based on tax cost was $80,371,385 and $47,614,823, respectively, with a net unrealized appreciation of $32,756,562.

NOTES TO FINANCIAL STATEMENTS continued

6. DISTRIBUTIONS TO SHAREHOLDERS

As of August 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed
Undistributed	Long-term	Unrealized
Ordinary Income	Capital Gain	Appreciation

$6,295,789	$15,544,712	$32,680,337

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and interest rate swaps.

The tax character of distributions paid was as follows:

	Year Ended August 31,

	2007	2006

Ordinary Income	$35,067,312	$ 43,696,135
Long-term Capital Gain	1,738,712	10,609,764

7. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, Evergreen Service Company, LLC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay

NOTES TO FINANCIAL STATEMENTS continued

approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by

NOTES TO FINANCIAL STATEMENTS continued

existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Utilities and High Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Utilities and High Income Fund as of August 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the four-month period from April 30, 2004 (commencement of operations) to August 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Utilities and High Income Fund as of August 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 26, 2007

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $1,773,279 for the fiscal year ended August 31, 2007.

For corporate shareholders, 15.10% of ordinary income dividends paid during the fiscal year ended August 31, 2007 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended August 31, 2007, the Fund designates 5.74% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund
Trustee	Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners,
DOB: 2/14/1939	Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln
Term of office since: 1983	Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1984	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversees 92 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

571535 rv3 10/2007

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the Registrant’s annual financial statements for the fiscal years ended August 31, 2007 and August 31, 2006, and fees billed for other services rendered by KPMG LLP.

	2007	2006
Audit fees	$54,108	$73,425
Audit-related fees	0	0
Tax fees	0	0
Non-audit fees (1)	1,108,367	930,575
All other fees	0	0

Total fees	$1,162,475	$1,004,000

(1) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund
Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”).

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC — February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
  Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Disclosures under Section 404 of the Sarbanes-Oxley Act;
  Long-term company performance relative to a market and peer index;
  Extent of the director’s investment in the company;
  Existence of related party transactions;
  Whether the chairman is also serving as CEO;
  Whether a retired CEO sits on the board;
  Number of outside boards at which a director serves.
  Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
  The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;
  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between chief executive pay and company performance;
  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has backdated options (see “Options Backdating” policy);
  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
o	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

o	Serving as liaison between the chairman and the independent directors,

o	Approving information sent to the board,

o	Approving meeting agendas for the board,

o	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

o	Having the authority to call meetings of the independent directors,

o	If requested by major shareholders, ensuring that he is available for consultation and direct communication;

  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

  Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
  Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
  Huge bonus payouts without justifiable performance linkage or proper disclosure;
  Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
  Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
  New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
  Excessive severance provisions (e.g., including excessive change in control payments);
  Change in control payouts without loss of job or substantial diminution of job duties;
  Internal pay disparity;
  Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period:
o	A minimum vesting of three years for stock options or restricted stock; or

o	Deferred stock payable at the end of a three-year deferral period.

  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites for non-employee directors; and
  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Length of time of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

  New legislation is adopted allowing development and drilling in the ANWR region;
  The company intends to pursue operations in the ANWR; and
  The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

  The company does not maintain operations in Kyoto signatory markets;
  The company already evaluates and substantially discloses such information; or,
  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; and
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights. Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Andrew Cestone is the Director and Senior Portfolio Manager of Tattersall Advisory Group’s Global High Yield Team. He has been with Tattersall Advisory Group since 2007. Previously, he served as the Managing Director and Chief Investment Officer of the Global High Yield Team wityh Deutsche Asset Management Group from 1998 to 2006.

Timothy P. O’Brien, CFA is a co-founder and principal at Crow Point. Prior to founding Crow Point, he was a Senior Portfolio Manager and Managing Director at EIMC.

Other Funds and Accounts Managed. The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Fund as of the Fund’s most recent fiscal year ended August 31, 2007.

Portfolio Manager		(Assets in
		thousands)
Andrew Cestone	Assets of registered investment companies managed
	List of Applicable Evergreen Funds

	Evergreen Utilities and High Income Fund[1]	$289,604
	Evergreen Core Plus Bond Fund[1]	282,146
	Evergreen Multi Sector Income Fund[1]	1,163,765
	Evergreen Select High Yield Bond Fund	147,405
	Evergreen VA High Income Fund	37,991
	Evergreen High Yield Bond Fund	603,785
	Evergreen Income Advantage Fund	1,402,589

	TOTAL	$3,927,285
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	4
	Assets of other pooled investment vehicles managed	$136,555
	Number of those subject to performance fee	0
	Number of separate accounts managed	4
	Assets of separate accounts managed	$199,531
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A

1 Mr. Cestone is not fully responsible for the management of the entire
	portfolios of the Evergreen Core Plus Bond Fund, Evergreen Multi
	Sector Income Fund & Evergreen Utilities and High Income Fund. As of
August 31, 2007 he was responsible only for approximately $703.8
	million of the $1,735.5 million in assets in these funds.

Portfolio Manager		(Assets in
		thousands)
Tim O'Brien	Assets of registered investment companies managed
	List of Applicable Evergreen Funds

	Evergreen Global Dividend Opportunity Fund Long/Short	$885,005
	Evergreen Utilities and High Income Fund[2]	289,604
	Evergreen Utility and Telecommunications Fund	641,362

	TOTAL	$1,815,971
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	0
	Number of separate accounts managed	0
	Assets of separate accounts managed	N/A
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A

Conflicts of Interest. EIMC. Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. EIMC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

EIMC does not receive a performance fee for its management of the Funds, other than Evergreen Large Cap Equity Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In such an event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

Conflicts of Interest. Crow Point. Crow Point manages other investment vehicles, including some that may have investment objectives and strategies similar to the Fund’s. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manger identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Fund’s advisor or subadvisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

All employees of Crow Point are bound by the company’s Code of Ethics and compliance policies and procedures. Crow Point’s chief compliance officer monitors and reviews compliance regularly. Crow Point’s Code of Ethics and compliance procedures have been reviewed and accepted by EIMC. In addition, side-by-side trading rules have been agreed between EIMC and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Evergreen funds are not disadvantaged in favor of other clients or investors of Crow Point in any investment, trading or allocations.

Compensation. EIMC. For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.

The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broadbased index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2007, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2007.

Portfolio Manager	Benchmark
Andrew Cestone	Lipper High Yield Fund Universe

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients. Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

• medical, dental, vision and prescription benefits,
• life, disability and long-term care insurance,
• before-tax spending accounts relating to dependent care, health care, transportation and parking, and
• various other services, such as family counseling and employee assistance programs, prepaid ordiscounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Compensation. Crow Point. Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.

Fund Holdings. The tables below presents the dollar range of investment each portfolio manager beneficially holds in each fund he manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended August 31, 2007. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Evergreen Utilities and High Income Fund
Andrew Cestone	$10,001-$50,000
Timothy O’Brien	$10,001-$50,000
Evergreen Family of Funds
Andrew Cestone	$100,001-$500,000
Timothy O’Brien	$10,001-$50,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2006. Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Peter Cziesko	$100,001 – $500,000
Executive Managing Director and
President of Global Distribution, EIMC

Dennis Ferro	Over $1,000,000
Chief Executive Officer and Chief
Investment Officer, EIMC

Richard Gershen	$500,001 – $1,000,000
Head of Business Strategy, Risk and
Product Management, EIMC

W. Douglas Munn	$500,001 – $1,000,000
Chief Operating Officer, EIMC

Patrick O’Brien	Over $1,000,000
President, Institutional Division, EIMC

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Utilities and High Income Fund

By: _______________________
Dennis H. Ferro
Principal Executive Officer

Date: November 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro
Principal Executive Officer

Date: November 5, 2007

By: ________________________
Kasey Phillips
Principal Financial Officer

Date: November 5, 2007